UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        August 25, 2010 (August 23, 2010)
                Date of Report (Date of earliest event reported)


                                EASY ENERGY, INC.
             (Exact name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

           000-53002                                       26-0204284
     (Commission File Number)                  (IRS Employer Identification No.)

       Suite 105 - 5348 Vegas Dr.
           Las Vegas, NV                                      89108
(Address of principal executive office)                     (Zip Code)

                               Tel: (702) 442-1166
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 23, 2010, the Board of Directors of Easy Energy, Inc., or the Company, elected Dr. Yacov Shamash as a director of the Company and Chairman of the Board of Directors. Dr. Shamash is currently not expected to serve on any committee of the Board of Directors.

Dr. Shamash is the Vice President of Economic Development and the Dean of the College of Engineering and Applied Sciences at Stony Brook University. As Vice President, Dr. Shamash supervises the university's three incubators, two New York State Centers for Advanced Technology, the Advanced Energy Research and Technology Center, and the workforce development programs of the Center for Emerging Technologies. He was the founder of the New York State Center for Excellence in Wireless and Information Technology at the University. Previously, Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash also serves on the Board of Directors of Keytronic Corporation, American Medical Alert Corp., Softheon Corp. and Applied DNA Sciences, Inc. He has previously served on the Boards of Manchester Technologies, Inc., Netsmart Technologies, Inc. and Invision, Inc. Dr. Shamash has authored more than 130 publications and is a Fellow of the IEEE.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EASY ENERGY, INC.
                                               (Registrant)



Date: August 25, 2010                        By: /s/ Guy Ofir
                                                --------------------------------
                                                Guy Ofir
                                                President


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